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                                                                    EXHIBIT 99.1






                                 [REGIONS LOGO]




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                           FORWARD-LOOKING STATEMENT

The information contained in this presentation may include forward-looking statements that reflect Regions' current views with respect to future events and financial performance. Regions' management believes that these forward-looking statements are reasonable, however, you should not place undue reliance on these statements as they are based only on current expectations and general assumptions and are subject to various risks, uncertainties, and other factors that may cause actual results to differ materially from the views, beliefs, and projections expressed in such statements. Such forward-looking statements are made in good faith by Regions pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

The words "believe", "expect", "anticipate", "project", and similar expressions signify forward-looking statements. Readers are cautioned not to place undue reliance on any forward-looking statements made by or on behalf of Regions. Any such statement speaks only as of the date the statement was made. Regions undertakes no obligation to update or revise any forward-looking statements.

Some factors which may affect the accuracy of our projections apply generally to the financial services industry, including: (a) the easing of restrictions on participants in the financial services industry, such as banks, securities brokers and dealers, investment companies, and finance companies, may increase our competitive pressures: (b) possible changes in interest rates may increase our funding costs and reduce our earning asset yields, thus reducing our margins; (c) possible changes in general economic and business conditions in the United States and the Southeast in general and in the communities we serve in particular may lead to a deterioration in credit quality, thereby increasing our provisioning costs, or a reduced demand for credit, thereby reducing our earning assets; (d) possible changes in trade, monetary and fiscal policies, laws, and regulations, and other activities of governments, agencies, and similar organizations, including changes in accounting standards, may have an adverse effect on our business; and (e) possible changes in consumer and business spending and saving habits could have an effect on our ability to grow our assets and to attract deposits.

Other factors which may affect the accuracy of our projections are specific to Regions, including (i) the cost and other effects of material contingencies, including litigation contingencies; (ii) our ability to expand into new markets and to maintain profit margins in the face of pricing pressures; (iii) our ability to keep pace with technological changes; (iv) our ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by Regions customers and potential Regions customers;
(v) our ability to effectively manage interest rate risk, credit risk and operational risk; (vi) our ability to manage fluctuations in the value of our assets and liabilities and off-balance sheet exposures so as to maintain sufficient capital liquidity to support our business; and (vii) our ability to achieve the earnings expectations related to the businesses that we have recently acquired or may acquire in the future, which in turn depends on a variety of factors, including: our ability to achieve anticipated cost savings and revenue enhancements with respect to acquired operations; the assimilation of acquired operations to the Regions corporate culture, including the ability to instill our credit practices and efficient approach to acquired operations; and the continued growth of the markets that the acquired entities serve, consistent with recent historical experience.



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                                 KEY HIGHLIGHTS

-        A DOMINANT FINANCIAL PRODUCTS AND SERVICES PROVIDER IN THE SOUTH

- FOLLOWING COMPLETION OF THE MORGAN KEEGAN ACQUISITION, REGIONS PRODUCT SET WILL INCLUDE FULL SERVICE BANKING, BROKERAGE, AND CAPITAL MARKETS PRODUCTS

-        STRONG CUSTOMER FOCUSED SALES CULTURE AND PRODUCT ARRAY

-        CONSTANT EMPHASIS ON ENHANCED PRODUCTIVITY AND COST CONTROL

- SUPERIOR CREDIT CULTURE FOCUSED ON DEVELOPING LENDING RELATIONSHIPS WITH REGIONS CUSTOMERS IN OUR FOOTPRINT

-        COMPELLING VALUE RELATIVE TO GROWTH POTENTIAL


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                         DOMINANT COVERAGE OF THE SOUTH

[REGIONS LOGO]


- 727 BRANCHES

- 128 FINANCIAL ADVISORS

- TOP MARKET SHARE IN NUMEROUS SOUTHERN MSAs

- $43.6 BILLION IN ASSETS

- $20.7 BILLION IN TRUST ASSETS


- [MORGAN KEEGAN LOGO]

- 54 OFFICES

- 761 FINANCIAL ADVISORS

- $25 BILLION OF ASSETS IN CUSTOMER ACCOUNTS


                               [MAP OF FOOTPRINT]



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     THE MORGAN KEEGAN ACQUISITION GREATLY EXPANDS THE REGIONS' PRODUCT SET


-        INSTITUTIONAL USAGE OF CAPITAL MARKETS IS GROWING

         - BROADER ACCESS TO CAPITAL MARKETS BY MIDDLE MARKET COMPANIES AND MUNICIPALITIES

         - MIDDLE-SIZED INSTITUTIONAL CLIENTS UNDER-SERVED IN CONSOLIDATING INDUSTRY


-        DEMOGRAPHIC TRENDS DEMAND GREAT PRODUCT ARRAY

         -        GROWING POPULATION OF HIGHER-SAVING "BABY BOOMERS"

         -        INCREASING MARKET PARTICIPATION BY RETAIL INVESTORS

         -        SIGNIFICANT INTER-GENERATIONAL WEALTH TRANSFER

-        SIGNIFICANT GROWTH OPPORTUNITIES WITHIN REGIONS FRANCHISE

         -        1.8 MILLION HOUSEHOLDS USE BROKERAGE SERVICES IN BRANCH
                  FOOTPRINT

         -        OF REGIONS 4.1 MILLION ACCOUNTS, ONLY 107,000 ARE BROKERAGE
                  ACCOUNTS



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                      CLIENT FOCUSED FINANCIAL POWERHOUSE

IDEALLY POSITIONED TO ASSIST MIDDLE MARKET CORPORATE AND AFFLUENT RETAIL CUSTOMERS THROUGHOUT THE SOUTH INCREASE THEIR WORTH.


[REGIONS LOGO]

- COMMERCIAL BANKING

- RETAIL BANKING

- TRUST AND ASSET MANAGEMENT

- MORTGAGE BANKING

- INSURANCE

- BROKERAGE AND PUBLIC FINANCE

- SPECIALTY FINANCE

                      More than 800 offices in 14 states

[MORGAN KEEGAN LOGO]

- PRIVATE CLIENT BROKERAGE

- PUBLIC FINANCE

- AGENCY AND CORPORATE FIXED INCOME

- EQUITY AND FIXED INCOME RESEARCH

- EQUITY CAPITAL MARKETS

- ASSET AND WEALTH MANAGEMENT

- CORPORATE FINANCE ADVISORY



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                   REGIONS' INSTITUTIONAL AND CORPORATE FOCUS

- REGIONS' TRADITIONAL LENDING AND BANKING RELATIONSHIPS EXPANDED AND DEEPENED WITH MORGAN KEEGAN FIXED INCOME AND EQUITY CAPABILITIES

-        FIXED INCOME

         -        MUNICIPAL BOND UNDERWRITING - RANKED NUMBER 1 IN CORE REGION
                  (a) WITH 28.1% MARKET SHARE

         -        CORPORATE BOND UNDERWRITING - RAISED $2.8 BILLION IN 60 DEALS
                  IN 2000

         -        DEDICATED RESEARCH, SALES, AND TRADING

-        EQUITY CAPITAL MARKETS

         -        RAISED $4.6 BILLION OF NEW EQUITY IN 35 DEALS OVER 1999 AND
                  2000

         -        FOCUSED EQUITY RESEARCH IN 12 KNOWLEDGE CORRIDORS

         -        NUMBER 1 RANKED FOCUS LIST FOR ONE AND FIVE YEAR PERIODS(b)

(a) - DEFINED AS AL, AR, KY, LA, MS, AND TN
(b) - SOURCE: ZACKS, FOR THE PERIOD ENDING MARCH 31, 2000

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                             REGIONS' RETAIL FOCUS

-        REGIONS' STRONG RETAIL MARKET SHARE ENHANCED WITH EXPANDED PRODUCT
         ARRAY

         - ACCESS TO 761 FINANCIAL ADVISORS IN 54 OFFICES FOR AFFLUENT AND EMERGING AFFLUENT CUSTOMERS

         - MOR ACCOUNT UTILIZED AS PLATFORM FOR RELATIONSHIP ACCOUNT WITH TRADITIONAL BANKING CUSTOMERS

         - TRANSFORMATION OF THE REGIONS BRANCH NETWORK INTO FULL-SERVICE FINANCIAL CENTERS

         - MERGING REGIONS' AND MORGAN KEEGAN'S PLATFORMS TO SUPPORT NEARLY 900 COMBINED FINANCIAL ADVISORS


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                       REGIONS MAINTAINS AN ONGOING FOCUS
                       ON PRODUCTIVITY AND EXPENSE CONTROL

         -        CLOSING OR CONSOLIDATING OVER 50 BRANCHES IN 2001

         -        CONTINUED CONSOLIDATION AND CENTRALIZATION OF BACK-OFFICE
                  OPERATIONS

         -        CONTINUED EMPHASIS ON ALTERNATIVE, LOWER COST DELIVERY
                  CHANNELS

         - BACK-OFFICE SUPPORT FUNCTIONS UTILIZING TECHNOLOGY TO ENHANCE PRODUCTIVITY

         -        NON-INTEREST EXPENSE CONTROL IN 2001 IS MAJOR AREA OF FOCUS


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                       REGIONS SUPERIOR CREDIT CULTURE IS
                      FOUNDED ON KNOWLEDGE OF THE CUSTOMER
                            AND RELATIONSHIP BANKING

                                         2000               1999
                                         ----               ----
NET CHARGE-OFFS                        $ 94,108           $ 99,188

PERIOD-END LOANS PAST-DUE
     >90 DAYS                          $ 35,903           $ 71,952

PERIOD-END NON-PERFORMING
     ASSETS*                           $274,691           $262,908

PERIOD-END NON-PERFORMING
     ASSETS AS A % OF LOANS
     AND LEASES*                            .88%               .93%

NET CHARGE-OFFS AS A % OF
     AVERAGE LOANS AND LEASES               .31%               .37%

REGIONS, THE 22ND LARGEST BANK IN THE UNITED STATES, HAS LESS THAN A TOP 200
  SHARE OF SYNDICATED LOANS.

* INCLUDING PERIOD-END LOANS PAST-DUE >90 DAYS


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                                COMPELLING VALUE

                           Price/Tangible Book Value

COMPANY                          01/18/01
-------                          --------

National Commerce                 3.97x
BB&T                              3.69
First Tennessee                   2.71
Union Planters                    2.55
AmSouth                           2.45
SunTrust                          2.20
Wachovia                          2.15
First Virginia                    2.14
SouthTrust                        2.03
Compass                           1.84
Regions                           1.80
Centura                           1.79

PEER AVERAGE                      2.44x
REGIONS DISCOUNT                 (26.3)%

                                Price/2001E EPS

COMPANY                         01/18/01
-------                         --------
National Commerce                16.0x
BB&T                             15.0
First Tennessee                  14.5
First Virginia                   14.5
SouthTrust                       12.9
SunTrust                         12.8
Wachovia                         12.1
Regions                          12.0
Centura                          11.8
Union Planters                   11.3
AmSouth                          11.1
Compass                          10.2

PEER AVERAGE                     12.9x
REGIONS DISCOUNT                 (6.6)%

                               Long Term Earnings
                                   Growth Rate

COMPANY                         01/18/01
-------                         --------
National Commerce                12.50%
BB&T                             12.00
SunTrust                         11.50
First Tennessee                  11.00
SouthTrust                       11.00
Wachovia                         10.00
AmSouth                          10.00
Centura                           9.50
Compass                           9.50
Regions                           9.00
Union Planters                    8.00
First Virginia                    7.50

PEER AVERAGE                     10.13%
REGIONS DISCOUNT                 (11.1)%

Source: Solomon Smith Barney Financial Services Weekly

REGIONS' TRUST REVENUES COMBINED WITH MORGAN KEEGAN'S TOTAL REVENUES WILL EXCEED $479 MILLION OR 20% OF COMBINED TOTAL REVENUES



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                                 KEY HIGHLIGHTS

         -        LEADING FINANCIAL SERVICE PROVIDER IN THE SOUTH

         - WITH MORGAN KEEGAN, REGIONS WILL PROVIDE FULL SERVICE BANKING, BROKERAGE, AND CAPITAL MARKETS SERVICES TO OUR CUSTOMERS

         -        CLIENT FOCUSED SALES CULTURE AND PRODUCT SET

         -        EXCELLENT COST CONTROL

         -        SUPERIOR CREDIT CULTURE

         -        COMPELLING VALUE RELATIVE TO GROWTH POTENTIAL


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                                 [REGIONS LOGO]